CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
Statement of Comprehensive Income [Abstract]
Revenue	$ 442,723	$ 401,000
Cost of services (excluding depreciation and amortization)	192,674	174,181
Selling, general and administrative	168,864	139,790
Depreciation and amortization	70,353	68,269
Impairment expense on goodwill and other assets	152	1,282
Restructuring and other costs	8,841	7,785
Loss / (gain) on disposal of subsidiaries and other assets, net	758	(626)
Operating income	1,081	10,319
Other income, net	4,294	823
Interest expense, net	(33,846)	(33,673)
Loss before taxes	(28,471)	(22,531)
Income tax expense / (benefit)	7,981	(3,059)
Net loss	$ (36,452)	$ (19,472)
Net (loss) / income per share - basic	$ (0.71)	$ (0.33)
Net (loss) / income per share - diluted	$ (0.71)	$ (0.33)
Net loss	$ (36,452)	$ (19,472)
(Loss) / income on foreign currency translation	(7,318)	4,076
Total comprehensive loss	$ (43,770)	$ (15,396)